Exhibit 99.1

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

Rule 10b5-1 Sales Plan, Client Representations, and Sales Instructions

I, Robert N. Shuster, as Trustee of the Robert N. Shuster Trust U/A DTD 2/20/2014 ("Seller", "I" or "me"), as of the date below, establish this Sales Plan ("Plan") in order to sell shares of the common stock ("Shares") of Independent Bank Corporation ("Issuer") pursuant to the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended ("Exchange Act"). I request that Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") execute the Plan as follows:

1.	Sales Instructions for Sales/Exercise and Sale of Employee Stock Options

1.1        For securities other than stock options, including, but not limited to, long shares, restricted stock awards and performance share awards, you are authorized to execute transactions in accordance with the attached SEC Rule 10b5-1 Sales Instruction and Notice Provision - Annex ("Sales Instruction") with respect to the security type "Shares".

1.2       For employee stock options, you are authorized to exercise my options and sell the underlying Shares in accordance with the Sales Instruction with respect to the security type "ESOP".

For purposes of this Section 1.2:

1.	Merrill Lynch will not exercise any stock option unless its exercise price is less than the market price of the underlying Shares.

2.
To the extent that the exercise price and any withholding tax relating to the exercise of a stock option and sale of the underlying Shares under this plan are to be paid from the proceeds of such exercise and sale, Merrill Lynch will deduct from the proceeds of each stock option exercised and the underlying Shares sold the sum of the exercise price and any withholding tax. The resulting amount will be then remitted to the Issuer.

3.
After remitting payment to the Issuer for the applicable exercise price and withholding tax pursuant to 1.2.2, supra, any commissions and/or fees due and payable to Merrill Lynch shall be deducted from the proceeds of such exercise and sale and paid to Merrill Lynch.

4.	Check which of the following apply:

☐	The Issuer of the Shares has executed a servicing agreement with Merrill Lynch for stock option services for the Issuer and its optionees.

☒
The Issuer of the Shares has not executed a servicing agreement with Merrill Lynch for stock option services for the Issuer and its optionees and therefore I hereby agree to and authorize the following:

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

In connection with the exercise of my employee stock options under the Plan I authorize and instruct the Issuer to register or cause its agent(s) to register, the Shares to be issued upon the exercise of my stock option(s) in the name of Merrill Lynch (or its designated nominee), which is my agent and nominee (or in the event that is not permissible, in my name).

I also authorize and instruct the Issuer to deliver, or cause its agent(s) to deliver within standard settlement period, the Shares issued pursuant to the stock option exercise to Merrill Lynch in exchange for funds from Merrill Lynch representing the exercise price (plus any applicable taxes).

I cannot revoke or rescind this authorization and instruction under any circumstance while the Plan is in effect. I hereby grant a security interest to Merrill Lynch in the Shares to be issued pursuant to the exercise of my employee stock option(s). This security interest will not terminate even if the securities are delivered to me contrary to these instructions.

1.3         With respect to the Shares to be sold under this Plan, including but not limited to Shares to be issued pursuant to the vest or exercise of an equity award such as the vest of restricted stock or the exercise of a stock option, I agree that I am responsible for any and all dividends, rights or payments of any kind that are or may become payable to any purchaser of the Shares sold under this Plan prior to the registration of the Shares in the name of Merrill Lynch or its nominee and, if I am holding all or some of these Shares, I agree that I shall not be entitled to such dividends, rights or payments prior to the issuance of the Shares. I agree to pay or deliver to Merrill Lynch upon demand, any and all funds, securities, dividends or distributions due to it, if, for any reason, the Shares to be issued and sold under this Plan are not promptly delivered to Merrill Lynch.

2.	Execution, Average Pricing and Pro Rata Allocation of Sales

I agree and acknowledge that:

2.1        If my order to sell Shares pursuant to the Plan, whether market or limit, is handled by a Merrill Lynch trading desk, my order shall be handled as "not held". A "not held" or "working order" permits a Merrill Lynch trader to use reasonable brokerage judgment, exercising price and time discretion, as to when to execute the order. This provision shall only apply to orders handled by a Merrill Lynch trading desk.

2.2         Merrill Lynch may execute my order: (a) in a single transaction or multiple transactions during the course of the trading day, or (b) it may aggregate my order with other orders for other sellers of the Issuer's securities that may or may not have been accepted pursuant to a Rule 10b5-1 sales plan, execute them as a block or in multiple smaller transactions, and allocate an average price to each seller.

2.3         When orders are aggregated, Merrill Lynch shall allocate the proceeds of shares sold pro rata among the sellers, based on the ratio of (x) the shares to be sold and (y) the sum of the proceeds of all shares sold, and Merrill Lynch will provide each seller an "average price confirmation" that identifies the amount of securities sold for the applicable seller together with an average price for sales.

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

3.	Stock Splits/Reincorporation/Reorganizations

3.1         In the event of a stock split or reverse stock split, the quantity and price at which the Shares are to be sold will be adjusted proportionately.

3.2         In the event of a stock dividend or spin-off, the quantity and price at which the Shares are to be sold will be adjusted as instructed by the Issuer. Any adjustment shall only become effective upon receipt by Merrill Lynch of written notice from Issuer as to the occurrence of the dividend or spin-off, as well as specific instructions as to the adjustment to the quantity and price at which Shares are to be sold.

3.3         In the event of a reincorporation or other corporate reorganization resulting in an automatic share-for-share exchange of new shares of the Issuer for the Shares subject to the Plan, then the new shares will automatically replace the Shares originally specified in the Plan.

4.	Account Credit

In the event any scheduled sale of Shares or exercise of stock options and sale of the underlying Shares is not executed as provided for in Section 1 (or Section 7, if applicable) of the Plan, upon Merrill Lynch's knowledge of such event, Merrill Lynch shall exercise stock options (if applicable) and sell Shares that should have been sold as soon as reasonably practicable, and will credit my account as if such sale had been executed as instructed in Section 1 (or Section 7, if applicable).

5.	Compliance with Rule 144 and Rule 145

5.1         I understand and agree that if I am an affiliate or control person for purposes of Rule 144 under the Securities Act of 1933, as amended ("Securities Act"), or if the Shares subject to the Plan are restricted securities subject to limitations under Rule 144 or eligible for resale under Rule 145, then all sales of Shares under the Plan will be made in accordance with the applicable provisions of Rule 144.

5.2         I request and authorize Merrill Lynch to complete and file on my behalf any Forms 144 (pre-signed by me) necessary to effect sales under the Plan.

5.3        If appropriate, I understand and agree that, upon my prompt signature and delivery to Merrill Lynch of Form 144, Merrill Lynch will either: (a) make one Form 144 filing at the beginning of each three-month period commencing with the date of the first sale made in connection with the Plan or (b) file Form 144 for each sale made in connection with the Plan.

5.4         A Form 144 shall be filed for all applicable sales pursuant to this Plan and shall indicate that the sales are made pursuant to this Plan.

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

5.5         Merrill Lynch will conduct sales pursuant to Rule 144 or Rule 145 if appropriate, including applying Rule 144 volume limitations as if the sales under the Plan were the only sales subject to the volume limitations unless I have notified Merrill Lynch in advance in writing of additional sales that must be aggregated with sales under the Plan for purposes of the volume limitations.

5.6         Pursuant to Section 5.5 above, I agree not to take any action or to cause any other person or entity to take any action that would require me to aggregate sales of Shares for purposes of Rule 144 with sales of Shares under the Plan without giving advance written notice of such action and confirming any such sales to Merrill Lynch and I agree not to take any action that would cause the sale of Shares under the Plan not to comply with Rule 144 or Rule 145.

6.	Representations, Warranties and Covenants

In consideration of Merrill Lynch accepting orders to sell securities under this Plan, I make the following representations, warranties and covenants:

6.1          I have established the Plan in good faith, in compliance with the requirements of Rule 10b5-1, and at a time when I was not aware of material nonpublic information about the Shares or the Issuer.

6.2          I have consulted with legal counsel and other advisors in connection with my decision to enter into the Plan and have confirmed that the Plan meets the criteria set forth in Rule 10b5-l. I have not received or relied on any representations by Merrill Lynch regarding the Plan's compliance with Rule 10b5-1.

6.3          I have provided, or caused the Issuer to provide, Merrill Lynch with a certificate completed by the Issuer, substantially in the form of Annex A hereto ("Issuer Certificate").

6.4          I own all Shares that are subject to the Plan free and clear of liens or encumbrances of any kind, and/or I will own all such Shares free and clear of liens or encumbrances of any kind at the time of their Sale as provided for in this Plan. I will own any Shares acquired under employee stock options exercised pursuant to the Plan free and clear of liens or encumbrances, except for any liens or encumbrances in favor of Merrill Lynch. There are no restrictions imposed on me, the Shares or the Issuer that would prevent Merrill Lynch or me from complying with the Plan.

6.5          While the Plan is in effect, except as provided in the Plan, I will not engage in offsetting or hedging transactions in violation of Rule 10b5-1; and I will notify Merrill Lynch in advance of any sales or purchases of, or derivative transactions on, any of the Issuer's securities initiated by me.

6.6          While the Plan is in effect, I will not disclose to any employee of Merrill Lynch, including my Private Wealth Advisor or Financial Advisor, any material nonpublic information concerning the Shares or the Issuer.

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

6.7          While the Plan is in effect, I will not attempt to exercise any influence over how, when or whether to effect sales of Shares.

6.8         The Plan does not violate the Issuer's insider trading policies.

6.9          I agree to make or cause to be made all filings required under the Securities Act and/or the Exchange Act, including under Rule 144 and pursuant to Section 13 and Section 16 of the Exchange Act, and any other filings necessary.

6.10       As to delivery requirements:

1.
For securities other than stock options, prior to the date of execution of any sales specified under the Plan, I agree to have delivered into the custody of Merrill Lynch the total amount of the Shares that may be sold pursuant to the Plan, together with all transfer documents and other authorizations required for Merrill Lynch to effect settlement of sales of such Shares on my behalf.

2.
For employee stock options, the number of options granted to me by the Issuer that are vested, exercisable and registered is equal to or greater than the number of options to be exercised and the underlying Shares to be sold under the Plan. I agree to provide to Merrill Lynch all necessary documentation, properly executed, to effect the timely exercise of the stock options and the subsequent sale and settlement of the Shares.

3.	I agree that Merrill Lynch's obligation to execute sales under the Plan is conditioned on the satisfaction of the foregoing delivery requirements.

6.11        I agree to inform Merrill Lynch as soon as possible of any of the following:

1.
any subsequent restrictions imposed on me due to changes in the securities (or other) laws or of any contractual restrictions imposed on the Issuer that would prevent Merrill Lynch or me from complying with the Plan, and

2.	the occurrence of any event as set forth in the Plan that would cause the Plan to be suspended or terminated under Section 7 or Section 8 of the Plan, respectively.

7.	Suspension

7.1	Sales pursuant to Section 1 above shall be suspended where:

1.
Merrill Lynch determines that a suspension, halt or delay of trading of Shares on securities exchanges, alternative trading systems, and other markets it accesses to sell Shares (each a "Trading System") prevents Merrill Lynch from selling Shares under this Plan, such as when there is a market-wide regulatory halt or delay.  For the avoidance of doubt, if there is a non-regulatory halt or delay of trading on a Trading System, such as a halt or delay of trading due to a systems issue specific to that Trading System, Merrill Lynch may sell Shares under this Plan on another Trading System that is not affected by the halt or delay;

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

2.	there is insufficient demand for any or all of the Shares at or above the specified price (e.g., the specified price met but all Shares could not be sold at or above the specified price);

3.	Merrill Lynch, in its sole discretion, determines that there is a legal, regulatory or contractual reason why it cannot effect a sale of Shares;

4.
Merrill Lynch is notified in writing by the Issuer that a sale of Shares should not be effected due to legal, regulatory or contractual restrictions applicable to the Issuer or to me (including without limitation, Regulation M);

5.
Merrill Lynch is notified in writing by the Issuer that (i) in the case of Shares being sold that will be acquired pursuant to a registration statement filed under the Securities Act, the registration statement has terminated, been suspended, expired or is otherwise unavailable; or (ii) a public announcement of a public offering of securities by the Issuer has been made.

7.2          Merrill Lynch will resume sales in accordance with the Plan as promptly as practicable after (a) Merrill Lynch receives notice in writing from the Issuer that it may resume sales in accordance with Section 1 of the Plan in the case of the occurrence of an event described in 7.1.4 or 7.1.5 above or (b) Merrill Lynch determines, in its sole discretion, that it may resume sales in accordance with the Plan in the case of the occurrence of an event described in 7.1.1, 7.1.2 or 7.1.3 above.

7.3          Shares allocated under the Plan for sale during a period that has elapsed due to a suspension under this Section will be carried forward to be sold with the next amount of shares to be sold in accordance with Section 1 of the Plan. In the event Section 1 of the Plan provides for an amount of Shares to be sold during a given period pursuant to a limit order, Shares that would otherwise be permitted to be sold during that period, shall, upon lapse of the suspension, nonetheless be carried forward to be sold with the next amount of Shares to be sold in accordance with Section 1 of the Plan.

7.4          Merrill Lynch is released from all liability in connection with any suspension of sales, including, but not limited to, liability for the expiration of stock options or loss of market value.

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

8.	Termination

The Plan shall terminate on the earliest to occur of the following:

8.1         the Plan End Date listed in the Sales Instruction;

8.2         the completion of all sales contemplated in Section I of the Plan;

8.3         my or Merrill Lynch's reasonable determination that: (a) the Plan does not comply with Rule 10b5-1 or other applicable securities laws; (b) I have not complied with the Plan, Rule 10b5-1 or other applicable securities laws; or (c) I have made misstatements in my representations or warranties in Section 6, above;

8.4          receipt by Merrill Lynch of written notice from the Issuer or me of: (a) the filing of a bankruptcy petition by the Issuer; (b) the closing of a merger, recapitalization, acquisition, tender or exchange offer, or other business combination or reorganization resulting in the exchange or conversion of the Shares of the Issuer into shares of a company other than the Issuer; or (c) the conversion of the Shares into rights to receive fixed amounts of cash or into debt securities and/or preferred stock (whether in whole or in part);

8.5          receipt by Merrill Lynch of written notice of my death or legal incapacity; or

8.6          receipt by Merrill Lynch of written notice of termination from me.

9.	Indemnification

9.1          I agree to indemnify and hold harmless Merrill Lynch and its directors, officers, employees and affiliates from and against all claims, losses, damages and liabilities, including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such claim, arising out of or attributable to Merrill Lynch's actions taken in compliance with the Plan, any breach by me of the Plan, or any violation by me of applicable federal or state laws or regulations. This indemnification shall survive termination of the Plan.

9.2          Merrill Lynch agrees to indemnify and hold me harmless from and against all claims, losses, damages and liabilities including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, arising out of or attributable to Merrill Lynch's gross negligence or willful misconduct in connection with the Plan.

10.	Modification and Amendment

The Plan, including the Sales Instruction, may be modified or amended only upon (a) the written agreement of me and Merrill Lynch; (b) the receipt by Merrill Lynch of written confirmation signed by me to the effect that the representations, warranties and covenants contained in Section 6 above, are true as of the date of such written confirmation; and (c) the receipt by Merrill Lynch of a new Issuer Certificate or written confirmation signed by the Issuer that the representations, warranties and covenants contained in the original Issuer Certificate are true as of the date of such written confirmation.

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

11.	Counterparts

The Plan may be signed in counterparts, each of which will be an original.

12.	Entire Agreement

The Plan, including the representations, warranties and covenants in Section 6, constitutes the entire agreement between me and Merrill Lynch regarding the Plan and supersedes any prior agreements or understandings regarding the Plan.

13.	Governing Law

This Plan will be governed by and construed in accordance with the laws of the State of New York.

Recognition of the U.S. Special Resolution Regimes Applicable to a Non-U.S. Domiciled Client.

In the event that Merrill Lynch becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from Merrill Lynch of this Plan, and any interest and obligation in or under this Plan, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Plan, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that Merrill Lynch or any BHC Act Affiliate of Merrill Lynch becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Plan that may be exercised against Merrill Lynch are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Plan were governed by the laws of the United States or a state of the United States. For purposes of this paragraph, "BHC Act Affiliate" has the meaning assigned to the term "affiliate" in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); "Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2, 382.1, as applicable; and "U.S. Special Resolution Regime" means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder

14.	Officer & Director Equity Service

If seller is subject to the reporting requirements of Section 16 of the Exchange Act, complete the following to have transaction information for open market transactions under the Plan forwarded to a designated third party.

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

14.1       I authorize Merrill Lynch to transmit transaction information via facsimile and/or email regarding open market transactions under the Plan to:

Name : James Twarozynski	Name:
Title: SVP/ Controller	Title:
Organization: Independent Bank Corporation	Organization:
e-mail: jtwarozy@ibcp.com	e-mail:
Fax: 616.527.5833	Fax:
Tel: 616.522.1780	Tel:

14.2      I understand that reasonable efforts will be made to transmit transaction information for open market transactions under the Plan (purchase or sale) by the close of business on the day of the purchase or sale, but no later than the close of business on the first trading day following the purchase or sale.

14.3       I acknowledge that Merrill Lynch (a) has no obligation to confirm receipt of any email or faxed information by the designated contact and (b) has no responsibility or liability for filing a Form 4 with the SEC or for compliance with Section 16 of the Exchange Act.

14.4      If any of the above contact information changes, or I would like to terminate this authorization, I will promptly notify Merrill Lynch in writing. I further authorize Merrill Lynch to transmit transaction information to a third party service provider who will make the information available to my designated representative(s) listed above.

15.	Notices

All notices given by the parties under the Plan will be as set forth in the Sales Instruction.

Robert N. Shuster Trust U/A DTD 2/20/2014

By:	/s/ Robert N. Shuster
Name:	Robert N. Shuster, Trustee
Date:	October 31, 2019

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Acknowledged and Agreed this 31 day of Oct., 2019

By:	/s/ Peter Mead
Name:	Peter Mead
Title:	Market Supervision Manager

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

Annex A - Issuer Certificate

This Annex A may not be amended except in accordance with the Plan.

1.           The Issuer ce1tifies that it has approved, and retained a copy of, the Plan relating to the Shares.

2.        The Plan is consistent with Issuer's insider trading policies, and, to the best of Issuer's knowledge, there are no legal, contractual or regulatory restrictions applicable to Seller as of the date of this representation that would prohibit Seller from entering into the Plan or affecting any sale of Shares pursuant to the Plan.·

3.           While the Plan is effective, Issuer agrees to provide notice as soon as practicable to Merrill Lynch in the event of:

a.	the selling of the Shares that will be acquired pursuant to a registration statement or the termination, expiration, suspension or unavailability of the registration statement;

b.	a public announcement of a public offering of securities by the Issuer;

c.
a legal, regulatory or contractual restriction applicable to Seller or Seller's affiliates, including without limitation, under Regulation M, that would prohibit any sale pursuant to the Plan (other than any such restriction relating to Seller's possession or alleged possession of material nonpublic information about the Issuer or its securities) (the notice merely stating that a restriction applies to Seller without specifying the reasons for the restriction);

d.	the filing of a bankruptcy petition by the Issuer;

e.
the closing of a merger, recapitalization, acquisition, tender or exchange offer, or other business combination or reorganization resulting in the exchange or conversion of the Shares of the Issuer into shares of a company other than the Issuer; or

f.	the conversion of the Shares into rights to receive fixed amounts of cash or into debt securities and/or preferred stock (whether in whole or in part).

The notice shall be provided by facsimile or e-mail to Merrill Lynch as designated in the Sales Instruction. Such notice shall indicate the anticipated duration of the restriction but shall not include any other information about the nature of the restriction or its applicability to Seller. In any event, the Issuer shall not communicate any material nonpublic information about Issuer or its securities to Merrill Lynch with respect to the Plan.

4.           To avoid delays in connection with transfers of stock certificates and settlement of transactions under the Plan, and in acknowledgment of Merrill Lynch's agreement in Section 5 of the Plan that sales of Shares under the Plan will be effected in compliance with Rule 144, the Issuer agrees that it will, immediately upon Seller's directing delivery of Shares into an account at Merrill Lynch in the name of and for the benefit of Seller, instruct its transfer agent to process the transfer of Shares and issue a new ce1iificate to Seller that does not bear any legend or statement restricting its transferability to a buyer.

Issuer Name: Independent Bank Corporation
Client Name: Robert N. Shuster Trust U/A DTD 2/20/2014
Symbol: IBCP

5.          If the Plan covers options, Issuer acknowledges that Seller has authorized Merrill Lynch to serve as Seller's agent and attorney-in-fact to exercise certain stock options to purchase the Shares from time to time pursuant to the Plan. Issuer agrees to accept, acknowledge and effect the exercise of such stock options by Merrill Lynch and the delivery of the underlying Shares to Merrill Lynch, free of any legend or statement restricting their transferability to a buyer. By signing below and upon delivery of funds representing the exercise price (plus any applicable taxes), the Issuer, for itself and its agents, acknowledges: (1) the security interest of Merrill Lynch in the underlying Shares and (2) that prior to delivery to Merrill Lynch, the Issuer holds the underlying Shares as bailee for Merrill Lynch.

6.           Issuer has adequate current public information available in accordance with Rule 144..1

7.           Seller is an "Affiliate" under Rule 144 and is subject to Section 16 under the Securities Exchange Act of 1934, as amended ("Section 16") and as such Shares will be sold in accordance with Rule 144.          ·

8.           The Shares proposed to be sold under the Plan are registered and salable pursuant to the start dates as indicated in the Sales Instruction.

9.          For purposes of Rule 144 (Rule 144(a)(2) and (e)), to the best of the Issuer's knowledge, Seller must aggregate sales with the persons or entities listed below (if none, indicate such):

Dated: October 31, 2019

By:	/s/ William B. Kessel
Name:	William B. Kessel
Title:	President and CEO
[Authorized officer]

1 The Issuer is deemed to have adequate current public information if(A) the Issuer is not and has not been an issuer as defined in Rule 144(i)(l) (i.e. , a "shell company") and (B) the Issuer (i) is, and has been for a period of at least 90 days immediately before a sale (or providing this Issuer Certificate), subject to the reporting requirements of section 13 or l5(d) of the Securities Exchange Act of 1934 ("Exchange Act"); (ii) filed all required reports under Section 13 or 15(d) of the Exchange Act, as applicable, during the 12 months preceding such sale (or providing this Issuer Certificate) (or for such shorter period that the Issuer was required to file such reports), other than Form 8-K reports; and (iii) submitted electronically and posted on its corporate web site, if any, every Interactive Data File (as defined in Rule 11 of Reg. S-T) required to be submitted and posted pursuant to Rule 405 of Reg. S-T during the 12 months preceding such sale (or providing this Issuer Certificate) (or for such shorter period that the Issuer was required to submit and post such files).

Client's Name:	Robert N. Shuster Trust U/A OTO
2/20/2014
Issuer's Name:	Independent Bank Corporation
Symbol:	IBCP
Plan Name:	IBCP-00002
Maximum Number of Shares to be sold:	40,000
Plan Start Date:	11/18/2019
Plan End Date:	2/28/2020
SEC Rule 144 Affiliate:	Yes
Section 16 Insider:	Yes
Applicable SEC Rule For Sales:	Rule 144

Special Instructions:
In the event the limit price for any order under this Plan is approximately 25% or more below the market price at the approximate time the order is placed, Merrill shall submit the order as a market order (not a limit order).

(Initial)

Section I: Scheduled Orders

SHARES
Param ID	Date	Qty	Price	TIF	Notes	Remarks
1.000	11/18/2019-2/28/2020	20,000	20.00 Limit	GTC	-	Main Parameter
2,000	2/3/2020-2/28/2020	20,000	20.00 Limit	GTC	-	Main Parameter

(Initial)

Section II: Grants

Not Applicable

(Initial)

Section III: Notice Provisions

All notices given by the parties under the plan will be as follows: Merrill

FA Name:	Lund, Jonathan S.
FA Phone No:	616-774-4253
FA/Branch Fax No:	616-774-4217
Market Supervision Manager Name:	Peter Mead peter_mead@ml.com
Merrill Address:	250 Monroe NW, Ste 600 Grand Rapids, Ml 49341 jonathan_lund@ml.com

Client Address:	Address On File

Robert N. Shuster	/s/ Robert N. Shuster	10/31/19
(Client Name)	(Signature)	(Date)